                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 1, 2003


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     1-14337               36-2875386
----------------------------       ------------------         ----------
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)

1300 East Ninth Street, Cleveland, Ohio                           44114
---------------------------------------------              ------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                    ------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.
                99.1       Press release dated May 1, 2003.

Item 9.  Regulation FD Disclosure

The following information is furnished under Item 12. "Results of Operations and Financial condition," under Item 9. "Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

On May 1, 2003, Penton Media, Inc. issued a press release announcing the unaudited financial results for the quarter ended March 31, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   Penton Media, Inc.



                                   By:    /s/ Preston L. Vice
                                         -----------------------------------
                                          Name:  Preston L. Vice
                                          Title: Chief Financial Officer

Date:  May 1, 2003

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99.1              Press release dated May 1, 2003.